UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 15, 2014

Affinity Gaming
(Exact name of registrant as specified in its charter)

Nevada	000-54085	02-0815199
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3755 Breakthrough Way Suite 300 Las Vegas, NV	89135	(702) 341-2400
(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 15, 2014, Affinity Gaming (“Affinity,” “we” or “our”) and Affinity Gaming Finance Corp. (together with Affinity, the “Issuers”) announced that they are soliciting (the “Consent Solicitation”) consents (the “Consents”) from the holders of record as of 5:00 p.m., New York City time, on July 11, 2014, of our 9.00% Senior Notes due 2018 (the “Notes”) to amend (the “Proposed Amendment”) the indenture governing the Notes (the “Indenture”) to provide that neither (i) Affinity’s and certain of its stockholders’ entry into and performance of the Settlement Agreement (described below) nor (ii) the formation of a “group” among all or some of the parties to the Settlement Agreement or their affiliates (but no other person who is not, or whose affiliates are not, parties to the Settlement Agreement) in connection with the performance of the Settlement Agreement or any other agreement in existence on the date hereof, will constitute a “Change of Control” (as defined in the Indenture). The summary description of the Consent Solicitation and the Proposed Amendment contained in this Item 7.01 is qualified in its entirety by reference to the complete terms and conditions of the consent solicitation statement, dated July 14, 2014 (the “Statement”), which we have attached hereto as Exhibit 99.1.

Under the Indenture, a “Change of Control” means, among other things, that we become aware of (by way of a report or any other filing pursuant to Section 13(d) of the U.S. Securities Exchange Act of 1934, as amended, (the “Exchange Act”) and the rules and regulations of the U.S. Securities and Exchange Commission promulgated thereunder, proxy, vote, written notice or otherwise) any “person” or “group” of related persons (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act as in effect on the issue date of the Notes), is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the total voting power of our voting stock . Affinity’s and certain of our stockholders’ entry into and performance of a proposed settlement agreement by and among Affinity, Z Capital Partners, L.L.C. and certain of its affiliates and certain of our other stockholders to settle certain pending litigation (the “Settlement Agreement”), if completed, or the formation of a “group” among all or some of the parties to the Settlement Agreement or their affiliates in connection with the performance of the Settlement Agreement or any other agreement in existence on the date hereof, may constitute a Change of Control because the stockholders party to the Settlement Agreement may be deemed a “group” for purposes of the definition of Change of Control. Therefore, Affinity’s and certain of our stockholders’ entry into and performance of the Settlement Agreement, or the formation of a “group” among all or some of the parties to the Settlement Agreement in connection with the performance of the Settlement Agreement or any other agreement in existence on the date hereof, absent a waiver, may require the Issuers to make a Change of Control Offer (as defined in the Indenture) pursuant to Section 3.9 of the Indenture.

In the event that the conditions described in the Statement are satisfied or waived (to the extent permitted) by the Issuers and the valid consent (which has not been revoked) of the holders of a majority in aggregate principal amount of the outstanding Notes is received prior to the Expiration Date (as defined below) and the supplemental indenture giving effect to the Proposed Amendment is executed and becomes effective, then the Issuers will pay to the holders of the Notes who have validly delivered Consents prior to the Expiration Date (and have not revoked such Consents) a cash payment equal to $1.25 per $1,000 principal amount (the “Consent Consideration”).

If the conditions described in the Statement are satisfied or waived (to the extent permitted) by the Issuers, upon payment by the Issuers of the Consent Consideration, the Proposed Amendment will become operative and be binding upon all holders of Notes, regardless of whether such holders have delivered Consents. If the Consent Solicitation is successful and the Proposed Amendment becomes operative, and we and certain of our stockholders enter into and perform the Settlement Agreement, or all or some the parties to the Settlement Agreement or their affiliates (but no other person who is not, or whose affiliates are not, parties to the Settlement Agreement) form a “group” in connection with the performance of the Settlement Agreement or any other agreement in existence on the date hereof, the Issuers will not be required, pursuant to the Indenture (as modified by the supplemental indenture), to make a Change of Control Offer. If the Consent Solicitation is unsuccessful and we and certain of our stockholders enter into the Settlement Agreement and the Issuers make a Change of Control Offer as a result thereof, it is the intention of the Issuers to condition such Change of Control Offer on the effectiveness of the Settlement Agreement and to condition the effectiveness of the Settlement Agreement on no more than a specified amount of Notes (such amount to be mutually agreed among the parties to the Settlement Agreement, which amount is expected to be no greater than $15 million) being tendered in the Change of Control Offer, in which case, absent a waiver of such condition, the Issuers will not have any obligation to make any payment to Holders in connection with such Change of Control Offer if a greater amount of Notes is tendered in such Change of Control Offer.

The Consent Solicitation will expire at 5:00 p.m., Eastern Time, on July 21, 2014 (the “Expiration Date”).

The Issuers have retained Credit Suisse Securities (USA) LLC as Solicitation Agent and D.F. King & Co., Inc. as Information and Tabulation Agent for the Consent Solicitation. Any questions or requests for assistance or for copies of the Statement or related documents may be directed to D.F. King & Co., Inc., at (212) 269-5550 (banks and brokers), (800)

290-6427 (all others) or by email at affinity@dfking.com or to Credit Suisse Securities (USA) LLC, at (212) 538-1862 (collect) or (800) 820-1653 (toll free).

Forward-Looking Statements

Any statements made in this Current Report on Form 8-K that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws, and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. Such statements often include words such as “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast,” “seek” and other similar expressions. We base such forward-looking statements or projections on our current expectations, plans and assumptions that we have made in light of our experience in the industry, as well as our perceptions of historical trends, current conditions, expected future developments and other factors we believe are appropriate under the circumstances and at such time. Such statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions, and you should not place undue reliance on such forward-looking statements or projections. Although we believe that these forward-looking statements and projections are based on reasonable assumptions at the time we make them, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those expressed in the forward-looking statements and projections.

Item 9.01(d) Exhibits.

See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, we have duly caused this report to be signed on our behalf by the undersigned hereunto duly authorized.

Affinity Gaming

Date:	July 15, 2014	By:	/s/ Donna Lehmann
		Name:	Donna Lehmann
		Title:	Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Consent Solicitation Statement dated July 14, 2014